Cost of Sales	12 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Cost of Sales
6    Cost of sales

	SA Rand
Figures in million	2022	2021	2020
Production costs (a)	33 099	29 774	22 048
Amortisation and depreciation of mining assets (b)	3 622	3 777	3 409
Amortisation and depreciation of assets other than mining assets (b)	61	98	99
Rehabilitation expenditure (c)	136	135	47
Care and maintenance costs of restructured shafts (d)	273	144	146
Employment termination and restructuring costs (e)	218	332	40
Share-based payments (f)	143	114	130
Impairment of assets (g)	4 433	1 124	—
Other	(58)	(9)	(11)
Total cost of sales	41 927	35 489	25 908

(a)    Production costs include mine production, transport and refinery costs, applicable general administrative costs, movement in inventories and ore stockpiles, ongoing environmental rehabilitation costs and transfers for stripping activities. Employee termination costs are included, except for employee termination costs associated with major restructuring and shaft closures, which are separately disclosed.

Production costs increased by R3 325 million (11% year on year) during 2022. These costs increased mainly due to the inclusion of the Mponeng operations and related assets for a full financial year, and inflationary pressures on costs including labour, electricity and consumables. This was partially offset by a reduction in the royalty expense in the current year due to lower profits which impacted the rates at which the royalties are calculated.

Production costs increased by R7 726 million (35% year on year) during the 2021 year. These costs increased mainly as a result of the acquisition of the Mponeng operations and related assets, which contributed R5 230 million to the increase. The remaining increase is mainly attributable to higher utilities and labour costs as a result of annual increases. Also contributing is the royalty expense which increased due to increased profitability as a result of the higher gold prices, which also impacted on the rates at which royalties are calculated.

Production costs, analysed by nature, consist of the following:

	SA Rand
Figures in million	2022	2021	2020
Labour costs, including contractors	19 350	17 585	13 004
Consumables	8 581	7 218	5 441
Water and electricity	6 009	5 138	3 664
Change in inventory	21	69	(70)
Capitalisation of mine development costs	(2 576)	(2 117)	(1 485)
Stripping activities	(1 096)	(1 047)	(675)
Royalty expense	360	637	327
Other	2 450	2 291	1 842
Total production costs	33 099	29 774	22 048
6    Cost of sales continued
(b) The decrease for the 2022 year is predominantly as a result of the operational challenges experienced at the Hidden Valley operation, which resulted in lower production and therefore a decrease in depreciation year on year of R651 million. This was partially offset by increased depreciation at the other operations. Notably, Mine Waste Solutions had a year-on-year increase of R227 million, primarily due to new assets being brought into use. Mponeng also recorded an increase, due to the consolidation for the full year for 2022 compared to nine months for 2021, amounting to R54 million. With the closure of Bambanani earlier than initially planned, additional depreciation of R56 million was recorded due to the shortened life of the operation.

The increase for the 2021 year is as a result of the operations running for the entire year with no lockdown while the charge for 2020 was impacted by lower production due to the closure of underground operations as a result of the Covid-19 pandemic. The inclusion of the Mponeng operations and related assets in the asset base also contributes to the increase year on year.

Amortisation and depreciation of assets other than mining assets includes the amortisation of intangible assets.

(c)    For the assumptions used to calculate the rehabilitation costs, refer to note 26. This expense includes the change in estimate for the rehabilitation provision where an asset no longer exists as well as costs related to the rehabilitation process. For 2022, R65 million (2021: R15 million) (2020: R47 million) was spent on rehabilitation in South Africa. Refer to note 26.

The acquisition of the Mponeng operations and related assets resulted in Harmony taking on the rehabilitation liability for these operations, resulting in a R80 million increase in the rehabilitation provision expense for the 2021 year, as compared with 2020.

(d)    The increase in the 2022 year is mainly due to the Vaal River surface operations and Kopanang gold plant being placed on care and maintenance at the end of the 2021 year, which contributed R117 million to the total.

(e)    During 2021, a new programme for voluntary and medical severance packages was offered to employees, partially related to the closure of Unisel. The decrease in 2022 is due to a lower number of employees taking up voluntary severance packages year on year. The employment termination and restructuring expenditure for 2020 relates to the voluntary severance programme in place to reduce labour costs.

(f)    Refer to note 36 for details on the share-based payment schemes implemented by the group.

(g)    Management performed an assessment for indicators of impairment as well as indicators of reversal of previously recorded impairment losses at 30 June 2022. Due to the net asset value (before any impairments recognised) exceeding the market capitalisation of Harmony as at 30 June 2022, as well as increased operating costs, the recoverable amounts for all cash generating units (CGUs) were calculated. The recoverable amounts for these assets were determined on a fair value less cost to sell basis using assumptions per note 15 in the discounted cash flow models and attributable resource values. These are fair value measurements classified as level 3. Based on the impairment tests performed, impairments were recorded on certain operations for the 2022 year.

Where CGUs had previously been impaired, management considered whether the impairment loss (or the contributors to the previously recognised impairment loss) no longer exists or might have decreased. Management considered general and specific factors for each CGU and concluded that although overall the gold price environment had improved from the time that the impairment losses had been recognised, the specific circumstances that led to the original impairments had not reversed. Furthermore, the service potential of the asset has not increased. Management therefore resolved it to be appropriate for no reversal of previously recognised impairment losses to be recorded for the year ended 30 June 2022. There also was no reversal of impairment for the 2021 or 2020 financial years.

Refer to note 15 for further information.

The impairment of assets consists of the following:

	SA Rand
Figures in million	2022	2021	2020
Tshepong Operations	3 622	759	—
Moab Khotsong	522	—	—
Kusasalethu	145	—	—
Bambanani	144	187	—
Target 3	—	178	—
Total impairment of assets	4 433	1 124	—
6    Cost of sales continued
(g)    Impairment of assets continued
The Tshepong Operations were disaggregated into two separate CGUs being the Tshepong North CGU and the Tshepong South (also known as the Phakisa section) CGU, for impairment testing at 30 June 2022. This is due to the decision taken during the FY23 budget process in June 2022, to reinvest in the two individual operations to maximise individual profitability following the change to Tshepong North's life-of-mine with the sub-75 decline project being halted. Based on the forward-looking nature of the impairment assessment, a separate impairment calculation was prepared for each of the CGUs. The disaggregation of CGUs did not have an impact on reportable segments in terms of IFRS 8 Operating Segments as disclosed in the segment report, since information reported to the chief operating decision maker for the 2022 financial year was still for the combined Tshepong Operations. Going forward, however, Tshepong North and Tshepong South will be disclosed as separate reportable segments.

The recoverable amounts of the CGUs where impairments were recognised as at 30 June 2022 are as follows:

	SA Rand
	Recoverable amount
Figures in million	Life-of-mine plan	Resource base	Total
Tshepong Operations
For Tshepong South, the individual life-of-mine plan included additional capital to address flexibility constraints at the operation. Costs also increased significantly as a result of inflationary pressures. These changes along with a higher post-tax discount rate of 11.67% (2021: 10.11% for Tshepong Operations), negatively affected the discounted cash flows used to determine the recoverable amount of the operation.	1 645	—	1 645
The impairment of Tshepong North was as a result of increased cost of both production and capital expenditure and an increased post-tax discount rate of 11.67% (2021: 10.11% for Tshepong Operations). The recoverable amount was also affected by the reclassification of production for the sub-75 level from reserves in the life-of-mine plan to the resource base, which is subject to a higher discount rate of 13.72% (2021: 12.02%).	1 088	850	1 938
Moab Khotsong
The updated life-of-mine plan included an increase in working and capital costs as a result of inflationary pressures. The updated life-of-mine plan also includes additional capital expenditure which relates to the Zaaiplaats project after finalisation of its detailed design plan during the current financial year. This impacted the discounted cash flows used to determine the recoverable amount of the operation. The recoverable amount was further impacted by an increased post-tax discount rate of 10.44% (2021: 9.35%).	3 748	—	3 748
Kusasalethu
A decrease in tonnes combined with a decrease in grade over the remainder of the life-of-mine of the operation lead to a decrease in gold production. The reduction is due to an updated plan to mitigate safety risks that exist at the operation.	806	—	806
Bambanani
The life-of-mine plan of the operation was revised in the period ended 31 December 2021, bringing the closure of the operation forward from June 2024 to June 2022. This was as a result of the increased seismicity and related risk increasing as pillars were mined out. At
31 December 2021, the post-tax recoverable amount was derived from expected cash flows as per the life-of-mine plans and amounted to
R36 million. The recoverable amount is now Rnil, as the operation was closed down during June 2022. The assumptions used in the December impairment assessment included a gold price of US$1 782/oz, an exchange rate of R15.36/US$1, a final gold price of R880 000/kg and a post-tax real discount rate of 12.59%. This resulted in a post-tax recoverable amount of R36 million at 31 December 2021.
	—	—	—
6    Cost of sales continued
(g)    Impairment of assets continued
The recoverable amounts of the CGUs where impairments were recognised as at 30 June 2021 are as follows:

	SA Rand
	Recoverable amount
Figures in million	Life-of-mine plan	Resource base	Total
Tshepong Operations
The updated life-of-mine plan included a reduction in planned gold resulting from lower grade. There was also a change in the mining profile in the revised life-of-mine plan, which impacted on the timing of cash flows, which were then later than in comparison to the prior-year plan. These changes affected the discounted cash flows used to determine the recoverable amount of the operation.	4 847	936	5 783
Bambanani
The impairment of goodwill on Bambanani was mainly as a result of a reduction in grade over the remainder of the operation's life. The reduction in grade is due to unexpected changes in the orebody and a lower mine call factor.	341	—	341
Target 3
Previous plans to explore the sale of the operation have been abandoned and further development is not a viable option at this stage. Therefore management has determined a recoverable amount of Rnil.	—	—	—
During the financial year ended 30 June 2020 no impairments were recognised.